Form 10-Q
Second Quarter 2004

EXHIBIT 10(a)

FIRST AMENDMENT TO CREDIT AGREEMENT

        FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 17, 2004 (this “Amendment”), among CTS CORPORATION, an Indiana corporation (the “Borrower”), the guarantors party hereto, the financial institutions listed on the signature pages hereof as Lenders and HARRIS TRUST AND SAVINGS BANK (“Harris”), as administrative agent (in such capacity, the “Administrative Agent”).

         W I T N E S S E T H:

        WHEREAS, the Borrower, the guarantors party thereto (the “Guarantors”), the financial institutions listed on the signature pages thereof as Lenders and the Administrative Agent have heretofore entered into that certain $55,000,000 Credit Agreement, dated as of July 14, 2003 (the “Credit Agreement”), among the Borrower, the Guarantors party thereto, the Lenders party thereto, Harris, as L/C Issuer and Administrative Agent, and National City Bank of Indiana, as Syndication Agent, and Key Bank National Association, as Documentation Agent; and

        WHEREAS, the Borrower has asked the Lenders and the Administrative Agent to permit the Borrower to repurchase a limited amount of its capital stock.

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
DEFINITIONS

        SECTION 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

ARTICLE II.
AMENDMENTS

        SECTION 2.1 Section 8.12 of the Credit Agreement is hereby amended by:

(a) Deleting the word “and” at the end of Clause II thereof, and

(b) inserting immediately following Clause III thereof the following:

, and (IV) so long as no Default or Event of Default has occurred and is continuing, the Borrower may repurchase shares of its capital stock for an aggregate purchase price not to exceed $30,000,000.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

        In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article III of the Credit Agreement and additionally represents and warrants unto the Administrative Agent and each Lender as set forth in this Article III.

        SECTION 3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary corporate action, and do not:

(a) contravene the Borrower’s constituent documents;

(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

(c) result in, or require the creation or imposition of, any Lien on any of the Borrower’s properties.

        SECTION 3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

        SECTION 3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

ARTICLE IV.
MISCELLANEOUS PROVISIONS

        SECTION 4.1 Ratification of and References to the Credit Agreement. The Credit Agreement is hereby ratified, approved and confirmed in each and every respect.

        SECTION 4.2 Headings. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

        SECTION 4.3 Execution in Counterparts, Effectiveness, etc. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the Borrower, Guarantors and the Required Lenders shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 4.4 No Other Amendments. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents.

         SECTION 4.5 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.

    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

“BORROWER”

CTS CORPORATION, an Indiana corporation

By		/s/	Matthew W. Long

	Name Title		Matthew W. Long Treasurer

“GUARANTORS”

CTS CORPORATION, a Delaware corporation

By		/s/	Richard G. Cutter

	Name Title		Richard G. Cutter Secretary

CTS COMMUNICATIONS COMPONENTS, INC.

By		/s/	Richard G. Cutter

	Name Title		Richard G. Cutter Vice President and Secretary

DYNAMICS CORPORATION OF AMERICA

By		/s/	Richard G. Cutter

	Name Title		Richard G. Cutter Vice President and Secretary

LTB INVESTMENT CORPORATION

By		/s/	Richard G. Cutter

	Name Title		Richard G. Cutter Vice President and Secretary

“LENDERS”

HARRIS TRUST AND SAVINGS BANK, in its individual capacity as a Lender and as Administrative Agent

By		/s/	Richard Shuma

	Name Title		Richard Shuma Managing Director

NATIONAL CITY BANK OF INDIANA, as Lender

By		/s/	Robert E. Norell, Jr.

	Name Title		Robert E. Norell, Jr. Vice President

KEY BANK NATIONAL ASSOCIATION, as Lender

By		/s/	Jeff Kalinowski

	Name Title		Jeff Kalinowski Vice President

THE NORTHERN TRUST COMPANY, as Lender

By		/s/	Mark E. Taylor

	Name Title		Mark E. Taylor Vice President

S-5